SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 28, 2005
                                                           -------------

                              Tasty Baking Company
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Pennsylvania                      1-5084             23-1145880
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  (State or Other Jurisdiction of        (Commission         (I.R.S. Employer
        Incorporation or                 File Number)       Identification No.)
          Organization)


2801 Hunting Park Avenue, Philadelphia, Pennsylvania                  19129
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
       --------------------------------------------------


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
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On July 28, 2005, Tasty Baking Company announced its financial results for the second quarter ended June 25, 2005. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The information disclosed in this Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in this filing.

Item 8.01.  Other Events
------------------------

In June 2005, the New York Stock Exchange ("NYSE") announced that it has changed certain listing criteria, including increased requirements for market capitalization and shareholders' equity. With the new standards in place and an initial assessment period ending July 29, 2005, Tasty Baking Company does not expect to meet the new standards and anticipates the receipt of a letter from the NYSE in August 2005 notifying the company that it is currently below the NYSE's recently increased continued listing criteria.

Should the company receive such a letter, it is anticipated that in order to retain its listing on the NYSE, the company would be required to submit its business plan to the NYSE for review to determine if, in the NYSE's opinion, the company would gain compliance with the new continued listing requirements within 18 months. If the NYSE determines that the plan meets its requirements, Tasty Baking Company would continue to be listed on the NYSE as TBC.BC pending quarterly reviews by the NYSE. If the company should be informed by the NYSE that the submitted plan does not meet the NYSE's requirements, the company would pursue an alternative trading market for its common stock.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

   (c)         The following exhibit is filed herewith:

               Exhibit 99.1          Press Release dated July 28, 2005


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TASTY BAKING COMPANY
                                                 --------------------
                                                 (Registrant)


         Date:  July 28, 2005                    /S/ David S. Marberger
                                                 -------------------------------
                                                 David S. Marberger
                                                 Senior Vice President and Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX


         Exhibit                    Description
         -------                    -----------

           99.1                     Press Release dated July 28, 2005